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                                                                    EXHIBIT 21.1

               Subsidiaries of General Nutrition Companies, Inc.*

                                                                                       OWNERSHIP BY
SUBSIDIARIES                                       JURISDICTION                       COMPANY LISTED
------------                                       ------------                       --------------
General Nutrition, Incorporated                          PA                           General Nutrition Companies, Inc.
General Nutrition Corporation                            PA                           General Nutrition, Incorporated
(d/b/a General Nutrition Centers)
General Nutrition Products, Inc.                         SC                           General Nutrition, Incorporated
General Nutrition Investment Company                     DE                           General Nutrition, Incorporated
General Nutrition Services, Inc.                         DE                           General Nutrition Investment Company
General Nutrition Distribution Company                   PA                           General Nutrition Services, Inc.
                                                                                      (99%)/General Nutrition, Incorporated (1%)
GNC Franchising, Inc.                                    PA                           General Nutrition, Incorporated
General Nutrition International, Inc.                    DE                           GNC Franchising, Inc.
GNC International Holdings, Inc.                         DE                           General Nutrition International, Inc.
GNC Foreign Sales Corporation                            Barbados                     GNC International Holdings, Inc.
GNC Puerto Rico, Inc.                                    PR                           General Nutrition Corporation
(d/b/a General Nutrition Centers)
GNC Amphora Company                                      DE                           General Nutrition, Incorporated
(d/b/a Amphora Company)
General Nutrition Centres Company                        Nova Scotia                  90% owned by GNC (Canada)
(d/b/a General Nutrition Centres)                                                     Holding Company; 10% owned by
                                                                                      GNC Limited
Nature Food Centres, Inc.                                MD                           General Nutrition Corporation
NFC, Inc.                                                MA                           Nature Food Centres, Inc.
GNC (UK) Holding Company                                 DE                           General Nutrition Investment Company
Health and Diet Group Limited                            UK                           GNC (UK) Holding Co.


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                                                         EXHIBIT 21.1 CONTINUED


                                                                                                   OWNERSHIP
SUBSIDIARIES                                              JURISDICTION                          COMPANY LISTED
------------                                              ------------                          --------------
Health and Diet Food Company Limited                            UK                              Health & Diet Group Limited
Health and Diet Centres Limited                                 UK                              Health & Diet Group Limited
GNC (Canada) Holding Company                                    DE                              General Nutrition, Incorporated
GNC, Limited                                                    DE                              General Nutrition, Incorporated
General Nutrition PTY Limited                            New South Wales                        General Nutrition Investment Company
DFC Thompson Australia Pty. Limited                      New South Wales                        General Nutrition Investment Company
Nature's Fresh Northwest, Inc.                                  DE                              General Nutrition, Incorporated
General Nutrition Government Services, Inc.                     DE                              General Nutrition, Incorporated
(d/b/a General Nutrition Centers)
General Nutrition Centres (NZ) Limited                          NZ                              General Nutrition Investment
                                                                                                Company (51% ownership)

* Does not include certain subsidiaries which are not significant subsidiaries of the Registrant as of the Fiscal Year Ended February 1, 1997, as defined in Rule 1-02(w) of Regulation SX.